UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report – August 31, 2015
(Date of earliest event reported)
QUESTAR CORPORATION
(Exact name of registrant as specified in its charter)

Utah	001-08796	87-0407509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South State Street, P.O. Box 45433, Salt Lake City, Utah 84145-0433
(Address of principal executive offices)
Registrant's telephone number, including area code (801) 324-5900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On August 31, 2015, Questar Gas Company submitted an application to the Public Service Commissions of Utah and Wyoming requesting approval to include the recently acquired Canyon Creek acquisition as a Wexpro II property. The application also proposed changes to the Wexpro model. See the attached press release for details.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
99.1	Press release issued August 31, 2015, by Questar Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION (Registrant)

August 31, 2015	/s/ Kevin W. Hadlock
Kevin W. Hadlock Executive Vice President and Chief Financial Officer

List of Exhibits:

Exhibit No.	Exhibit
99.1	Press release issued on August 31, 2015, by Questar Corporation.

5